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SOCIAL INVESTMENTS


Domini Institutional Social Equity Fund/SM/


Semi-Annual Report (unaudited)
January 31, 2000



The Responsible Index Fund/SM/
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Table of Contents

Letter from the President............................................  2
Domini News .........................................................  5
Social Profiles .....................................................  7
Performance Chart ................................................... 16

Domini Social Index Portfolio
Portfolio of Investments ............................................ 17
Statement of Assets and Liabilities ................................. 25
Statement of Operations ............................................. 26
Statement of Changes in Net Assets .................................. 27
Financial Highlights ................................................ 27
Notes to Financial Statements ....................................... 28

Domini Social Equity Fund
Statement of Assets and Liabilities ................................. 30
Statement of Operations ............................................. 31
Statement of Changes in Net Assets .................................. 32
Financial Highlights ................................................ 33
Notes to Financial Statements ....................................... 34
For More Information ................................. Inside back cover

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Letter from the President

Dear Shareholders:
We are pleased to report that for the six months ending January 31, 1999 the Domini Institutional Social Equity Fund returned 7.54%, outperforming the S&P
500, which returned 5.59%. In        -------------------------------------------
1999, the Fund returned 23.51%
outperforming the S&P for the        Average Annual                    Since
third consecutive calendar year.     Total Return as  1 Year  5 Years  Inception
                                     of 12/31/99                       6/3/91/1/
As a passively managed index fund,   -------------------------------------------
our fund attempts to reflect the     Domini           23.51%   30.44%   20.28%
performance of the market for U.S.   Institutional
equities available to the socially   Social Equity
responsible investor. During the     Fund
past 6 months, our portfolio         S&P 500          21.04%   28.58%   19.43%
benefited from an investing public
seeking companies with higher        -------------------------------------------
earnings growth and strong
price momentum. We also benefited from lower exposure to industries such as defense, aerospace, chemicals, and industrial and electrical equipment stocks and emphasis on companies in the semiconductor, computer software and hardware industries.

The six months ending January 31, 2000 were marked by an extreme divergence in stock returns. The Dow Jones Industrial Average rose a mere 3.5% while the technology-rich NASDAQ Composite rose over 49% in the period. Investors shrugged off the prospects for higher interest rates and fled to communications and technology companies where there continues to be strong growth potential. The Domini Institutional Social Equity Fund, while maintaining representation in most sectors of the economy, performed well in this market environment.

I am often asked to demonstrate the impact of socially responsible investing. It is a question that goes to the very real hope, shared by most of our investors, that through our fund they are participating in something that can help to build a world of economic justice and of environmental sustainability. Socially responsible investing has impact in a number of ways. Clearly, proxy voting and shareholder activism can create direct results. Community development investing can also result in nearly immediate improvements in people's lives. One aspect of social investing that is frequently left out of the "impact" debate is one that has arguably had the greatest impact -- social screening.

Over the past twenty or so years socially responsible investors have developed a sophisticated set of tools with which to evaluate the role of the corporation in society. Social investors are seeing corporations more clearly today than in the days when we simply avoided industries that were inconsistent with our lifestyle or with our value

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                           Letter from the President

systems. Although we still apply strict exclusionary screens to certain industries such as tobacco and nuclear power, we are now able to more carefully assess the many ways in which a company impacts all its stakeholders, through extremely sensitive qualitative screens developed over years of careful research and observation.

We are guided by the insight that while shareholders are the ultimate owners of a corporation, a more inclusive definition of "stakeholder" is required because each company's business practices also deeply affect communities, employees, customers, suppliers and the natural environment. Through stakeholder eyes, we look at each corporation and attempt to discern a corporate culture that recognizes these various constituencies and treats each fairly.

Much of the credit for the development and refinement of this new evaluative methodology must go to Kinder, Lydenberg, Domini & Co., Inc. (KLD), Domini Social Investments' affiliate organization. KLD's research is based on information that is widely available, quantifiable and is in some way significant. Once indicators of a company's social profile are collected, the team that maintains the Domini 400 Social Index, which this fund replicates, determines whether on balance the company meets the standards for inclusion. Generally speaking, outside of our exclusionary categories, no single indicator of positive or negative impact will tilt the scales. Rather, a pattern of caring or a pattern of neglect is sought.

KLD uses more than 100 indicators to build a social profile. When taken as a whole, a picture of the company's culture emerges. Consider the case of a company that supports its community's public institutions, has no recent class action litigation, no product safety problems, intentionally purchases products and services from firms owned by minorities or women, does not overpay the chief executive officer and utilizes fuel efficient techniques in manufacturing. Consider also that when controversies do arise, as they invariably will with even the best corporations, this company responds quickly and appropriately. It is clear that such a company has an on the ball management team and a pervasive and positive corporate culture. Through social impact assessment, critical information that is not reported in quarterly earnings reports and does not fall into any easy category on a balance sheet comes to light.

There is a phrase we have used in our brochures for many years now -- "where there is darkness, light a candle." The creation of baseline, ongoing systematic corporate accountability information is the single most profound and powerful impact our investors have. Social investors are lighting candles in boardrooms all over America by creating the demand for this information. Every year, we see more and more corporations respond by producing social and environmental reports and by addressing the important issues they reference. Further, America's socially responsible

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                           Letter from the President

investors have paved the way for similar funds globally. There are now over a dozen social funds in the United Kingdom, five in Japan, two in Australia, one in Malaysia, and new funds in Germany, France and Switzerland. We understand there is also one in formation in Mexico. Each of these is building and supporting culturally appropriate research. This in turn is leading to global assessment of the role of corporations in society. The "bottom line" is changing.

Socially responsible investors have a twenty-five year head start in thinking about the appropriate and positive role that the corporation can play in building a better tomorrow. We find ourselves now increasingly sought out for opinions on evaluative methodologies, and on new issues such as genetically modified food, and old issues with a new face, such as overseas contracting. It is an exciting moment in the history of our field and we at Domini Social Investments very much appreciate the support that you, our shareholders, have given us.

In this semi-annual report we will share with you short profiles of some companies in our portfolio that have demonstrated an innovative commitment to their local communities. We hope that these models will serve as examples for global operations of both US-based and international corporations as the world becomes one.

Thank you for your continued confidence in the Fund. We look forward to helping you to achieve both your financial and your broader goals throughout the years ahead.

Sincerely yours,

/s/Amy Domini
Amy Domini
amy@domini.com

Past performance is no guarantee of future results. Total Return for the Domini Institutional Social Equity Fund (the "Fund") is based on the Fund's net asset value and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return and principal value to fluctuate. Thus if you decide to sell your shares, you may receive more or less than your original investment.
The Standard & Poor's (S&P) 500 Index is an unmanaged index of common stocks used to portray the pattern of common stock movement based on the average performance of 500 widely held common stocks. Investors cannot invest directly in the S&P 500 Index. The numbers quoted represent actual mutual fund performance after all expenses. The Fund waived certain fees during the period and the Fund's average annual total return would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 3/00
1 The Fund, which commenced operations on May 30, 1996, invests all its assets in the Domini Social Index Portfolio which has the same investment objectives as the Fund. The Domini Social Index Portfolio commenced operations on June 3, 1991. Performance prior to commencement of operations is the performance of the Domini Social Index Portfolio adjusted for expenses of the Fund.

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Domini News


Shareholder Activism

Domini Social Investments filed 10 resolutions for the 2000 proxy season and has taken a lead role with four companies. We are engaged in dialogue with an additional five companies. This year our efforts have focused primarily on the issue of overseas sweatshops, and the environment. We recently withdraw our resolution with McDonald's in exchange for the company's agreement to publish a report on its website discussing its compliance program for its international vendors. We commend McDonald's for this important step and hope the company will choose to make a comprehensive report.


Proxy Voting

Last year, we became the first mutual fund manager in the country to publish its proxy voting record so that the public, and our shareholders, can see whether we are living up to our stated ideals as social investors. We are now entering our second season as a fully transparent voter and continue to encourage other mutual fund managers to follow our lead. Please visit www.domini.com and let us know if you agree with our decisions -- we'd love to hear your opinions.

We were heartened to learn of SEC Commissioner Paul Carey's remarks to the Investment Company Institute Procedure Conference in December on mutual fund proxy voting. The Investment Company Institute is the trade organization of the mutual fund industry. Speaking to an audience of mutual fund professionals, Commissioner Carey noted "at least three" entities that have begun providing voting information on their websites: Calpers, TIAA-Cref, and the Domini Social Equity Fund. Commissioner Carey asked his audience to "consider whether disclosing fund voting practices or policies would be useful information for your shareholders." Following standard SEC procedure when making public statements, the Commissioner noted that he was expressing his own views, and not that of the Commission. We do hope, however, that this is a sign of things to come from the SEC./1/ Read the complete speech online at www.sec.gov/news/speeches/spch335.htm.

----------
1 Remarks by Paul R. Carey, Commissioner, U.S. Securities & Exchange Commission to the Investment Company Institute Procedures Conference, December 9, 1999.

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                                  Domini News
Save the Whales!

In October 1999 we joined a boycott of Mitsubishi stock led by the International Fund for Animal Welfare and the National Resources Defense Council, to protest the company's longstanding plans to build the world's largest salt factory in Laguna San Ignacio, in Baja California Sur, Mexico, the last pristine breeding grounds for the Eastern Pacific Gray Whale. We have been informed by IFAW that Mitsubishi has agreed to cancel their plans. We offer our congratulations to IFAW and NRDC for a job well done, and our sincere thanks for bringing this issue to public attention. They have publicly commended Mitsubishi, and we join them in thanking Mitsubishi for doing the right thing. Learn more at www.savebajawhales.com, and send Mitsubishi your thanks.

Media Recognition

The word on socially responsible investing continues to spread. Since our Annual Report in July, SRI and the Domini Social Equity Fund has received coverage in such prominent publications as the Wall Street Journal, New York Times, Money Magazine, the Boston Globe, the Chicago Tribune and numerous websites, including CBSMarketwatch.com, CNBC Online and Businessweek Online.

Amy Domini was named one of Barron's "All Century Team" of "heavy hitters" of the mutual fund industry, joining an impressive roster of 25 individuals including Peter Lynch of Fidelity, John Bogle of Vanguard and Michael Lipper. Barron's credited Amy, the only woman to make the team, with "making socially responsible investing financially responsible as well." The article argued that the Domini 400 Social Index and the Domini Social Equity Fund put "the notion that good performance and goodness were mutually exclusive to the lie."/2/ Amy continues to appear regularly on CNBC, and has appeared on various radio stations and websites, including Morningstar.com and AOL Sage Online.

---------

2 Barron's Mutual Funds, Special Lipper Report on Fourth-Quarter Performance, January 10, 2000, "All-Stars: A look at the fund world's heaviest hitters." This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 3/00

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Social Profiles

Community

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The companies whose stock is held in the Domini Institutional Social Equity
Fund's portfolio are measured against multiple standards for corporate accountability. We seek to avoid companies in the business of manufacturing alcohol and tobacco products as well as those that provide gambling services or equipment. We also seek to avoid companies that sell military weapons or are in the nuclear power industry. In addition, we evaluate a company's social profile by weighing both strengths and weaknesses in the areas of community impact, employee relations, the environment, product safety and usefulness, non-U.S. operations and diversity. The social research firm of Kinder, Lydenberg, Domini & Co. ("KLD"), an affiliate of Domini Social Investments, is responsible for maintaining the Domini 400 Social Index and developing and applying its social screens.

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In each of our Annual and Semi-Annual Reports to shareholders, we present brief social profiles of companies in our portfolio that we believe represent models of corporate responsibility. Our colleagues in the faith-based community have reflected that "in our understanding of global corporate responsibility, the community rather than the company is the starting point of economic life." Keeping that insight in mind, we present the following sampling of some particularly innovative charitable giving programs.

The profiles are preceded by a brief discussion of the importance of "innovative giving" and KLD's approach to this screen, which goes beyond the question of "how much" does a firm give, to ask the more subtle and important question of "how well" does a firm's charitable giving achieve its ends.


An Explanation of our "Innovative Giving" Screen

Charitable gifts are particularly effective if directed to groups promoting systematic solutions to social problems and seeking to develop self-sufficiency at a local level. Too often charitable giving inadvertently cultivates dependency on the grant giving organization and promotes short-term relief for the symptoms, rather than cures for the disease. Grants directed to the empowerment of community groups are, in KLD's view, a notably effective and efficient allocation of grants.

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                                Social Profiles

Traditionally, corporate giving programs have gone to education, hospitals and social service organizations, and the arts. As a percentage of total giving these causes have received on average approximately 50%, 30%, and 20% respectively of traditional corporate giving programs. Gifts to education have concentrated on higher education, often to well-established universities; gifts to social services have focused on support for the United Way and large well-established hospitals; and gifts to the arts on the largest and best-funded cultural organizations. KLD considers such giving praiseworthy, but not innovative.

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Too rarely do corporations create a grant-giving program that sets out to identify innovative groups. In 1997, according to research by the National Network of Grantmakers, only 2.4% of a total $13.8 billion in foundation grants went to organizations working specifically with the economically disadvantaged or minority groups.
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In KLD's view, corporate giving programs that take the time to identify and make grants to these innovative organizations are particularly strong and worthy of special mention. The types of organizations KLD looks for include those community-based groups working to help low-income women return to the workplace, to assist battered women or abused children gain control of their lives, to develop quality child care programs, to create housing affordable for low-income families, to help homeless families with food and shelter, to work with teen-agers at risk of dropping out of school, and to provide skills training to welfare recipients.

Of special note are long-term grants that provide operating support for community organizations, and companies that have opened their workplaces to federated drives that provide alternatives to the United Way.

Avon Products, Inc., based in New York City, manufactures and markets beauty and beauty-related products including cosmetics, fragrances, and toiletries, gifts and decorative products, apparel, fashion jewelry and accessories.

The company's Avon Products Foundation, founded in 1955, focuses its charitable giving on women's and children's issues. In FY 1998, the company made grants to several organizations including Magee Womancare International to develop a series of infomercials on women's health to be aired on Russian television; The Women's Commission for Refugee Women and Children, an organization that seeks to improve the lives of refugee women and children; the Business and Professional Women's

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                                Social Profiles

Foundation for a scholarship program for women seeking to reenter the work force; and the Support Center for Nonprofit Management to help women's organizations develop management.

Since 1987 Avon's annual Women of Enterprise award has provided six successful women business owners the opportunity to speak to women across the country about their experiences. Usually, women that receive the award have faced significant adversity, including abuse, disability, and poverty.

The company supports a program that, by paying for household expenses, allows single working mothers to attend college.

In 1993 Avon launched a five-year, cause-related marketing program in the U.S. called the Avon Breast Cancer Awareness Crusade under which Avon representatives sold pins for the benefit of numerous breast cancer education and early detection programs, especially in underserved communities. From 1993 to 1998, under the program, Avon representatives raised $25 million through sales of pins in the U.S., and $50 million for community-based women's health programs worldwide. In October 1998, the company announced that it planned to raise another $50 million by the year 2000.

Ben & Jerry's Homemade, Inc., is based in South Burlington, Vermont. The firm's "Ben & Jerry's Foundation" is remarkable in the corporate community for the innovation of its giving. The Foundation has a nine-member board of directors, which is composed of company employees chosen by their peers. Fifty percent of the foundation's giving is distributed nationally, 35% is distributed to programs in Vermont by employee-headed community action teams and 15% is distributed to socially oriented business groups such as Businesses for Social Responsibility.

Examples of the Foundation's generosity include a 1999 pledge to support the Child Care Fund of Vermont with donations of $25,000 that year and the next. Contributions in 1997 included $10,000 to Project ACCESS, which helps Hispanic farmworkers document pesticide abuses and develop policy advocates. The company sponsored the Indigo Girls Honor the Earth Tour in September 1997, which advocated, gathered support, and raised money for indigenous peoples' environmental groups. The tour focused on the issue of nuclear waste storage on Native American lands. The list of grant recipients in 1996 included the Bus Riders Union of Los Angeles, a multiracial, low-income group of transit-dependent people that organizes to improve public transportation.

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                                Social Profiles

Ben & Jerry's has given time off and training to its employees to work with the Vermont Campaign to End Childhood Hunger, an organization that promotes the implementation of school breakfasts in Vermont public schools. The company also has an alliance with the Children's Defense Fund to help raise awareness of children's needs. Employee teams at each of the company's five Vermont sites contribute a day of company time to a community project of their choice. Projects have included renovation of community athletic fields, a public library, and a playground.

Ben & Jerry's offers a unique franchise opportunity, called PartnerShops, to nonprofit organizations. The company waives the $30,000 franchise fee and offers its assistance and expertise in the start up and operation of the shop. The shop provides a source of employment in the community and revenues for the organization.

The firm has also committed resources to support for affordable housing programs. In 1997 the company reported it had invested a total of $1.77 million in five community development banks and five low-income housing projects. That same year, the company's foundation donated $10,000 to A'TOLL, Inc., of Oregon, a nonprofit organization that designs and implements innovative, alternative methods of affordable housing development.

Since 1991 Ben & Jerry's has paid premium prices (based on a five-year average of past prices) for milk and cream in order to support Vermont farmers.

Crown Cork & Seal Company, Inc., based in Philadelphia, manufactures metal food and beverage cans and ends, and plastic packaging. In 1994, the company, in partnership with corporations and community development organizations, formed a program aimed at revitalizing inner-city neighborhoods called the Philadelphia Area Accelerated Manufacturing Education Inc. (PhAME). Through this program, individuals are trained and employed as precision machinists while simultaneously studying, tuition free, for an associate degree in manufacturing technology from the Community College of Philadelphia. Participants may then pursue further study at Lehigh University. According to the Corporate Philanthropy Report, as of September 1998 the company had contributed a total of approximately $500,000 to PhAME. William Avery, the company's CEO, is the program's chair.

In 1991 a former chair of the company (who served from 1957 to 1990) established the Connelly Foundation, funded primarily with Crown stock. In 1998 the Foundation Center, a nonprofit information organization, added the Connelly Foundation to its list of the Top 100 Foundations ranked by total giving. The Center reported that the Connelly Foundation gave approximately $18.1 million in FY 1996.

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                                Social Profiles

In 1993 the company committed $1 million over several years to Project HOME, a partnership that provides permanent housing for the homeless in Philadelphia.

Cummins Engine Company, Inc., based in Columbus, Indiana, manufactures and markets diesel engines and natural gas engines for heavy-duty and mid-range trucks, bus and light commercial vehicles, construction, industrial, and marine equipment, power generation products and products for engine subsystems, including filtration and turbocharging products.

The firm gives to an unusual variety of causes, including the Center for Community Change, the Joint Neighborhood Project for children after school, and the Indiana Youth Institute for a research and advocacy center. The company's Consolidated Diesel subsidiary in Rocky Mount, North Carolina, has been involved in school reform and the development of recreational facilities there.

Cummins' community contributions have included $50,000 to the Cooperative Housing Foundation to support a housing program in Juarez, Mexico, $14,600 to Human Services in Columbus, Indiana, for a homeless shelter and $650,000 to the Columbus school district, where the company's headquarters are located, to support a local government initiative to put a computer in every classroom in the county.

The company has also provided operating support to ACCION-International, a nonprofit organization providing microbusiness loans to entrepreneurs in Hispanic neighborhoods in the U.S. and Latin America. The company's 1995 grants included $29,200 to the City of Columbus, Indiana, to support a diversity education program for the city's police force and $20,000 to the Chautauqua Striders, a mentor program.

The company has an alternative giving program, the Cummins Employees Combined Charities Fund, whereby employees may earmark counties and organizations of their choice for payroll deduction contributions.

Dollar General Corporation operates more than 3,595 small retail merchandise stores in 24 states, primarily in the midwestern and southeastern U.S. The company's stores sell basic merchandise to low-, middle-, and fixed-income families. In FY 1998, almost 50% of Dollar General's products cost one dollar or less. The company targets smaller communities, with approximately 68% of its stores in communities with populations of 25,000 or less. The firm is based in Nashville, Tennessee.

The company has a history of strongly supporting innovative literacy programs. The company's commitment to promoting literacy is motivated in part by a desire to honor

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                                Social Profiles

the founder of the company, J. L.Turner, who was functionally illiterate.The Dollar General Literacy Foundation was created in 1993 to assist literacy organizations throughout the company's 24-state market area. In late 1998, the Literacy Foundation reported that it served 2,900 persons in 31 programs across 18 states. Dollar General offers all company stores as sites for literacy programs, as well as GED classes and tests.Through 1996, the GED and Learn-to-Read programs had assisted more than 37,000 people.The company established NashvilleREAD, a program to coordinate literacy agencies in Nashville.The company set up a satellite campus in Scottsville, Kentucky, in conjunction with a local college in order to provide access to higher education for its workers.The company's stores serve as clearinghouses for the programs.

In 1993 the company opened a pilot store in the Sam Levy housing project, located in an economically disadvantaged neighborhood of Nashville,Tennessee. In partnership with the local government, the store provides literacy and employment training, and includes the availability of child-care. The program has since expanded to include two other stores in Nashville, one store in Knoxville,Tennessee and one store in Columbia, South Carolina. The company planned to open a sixth store with these programs in Mobil, Alabama in 1999.

General Mills Incorporated manufactures and markets packaged foods. The firm is based in Minneapolis, Minnesota.

In December 1997, General Mills announced a partnership with Glory Foods, a minority-owned food company, and The Stairstep Initiative, a community organization, to create a frozen food company called Siyeza, Inc. The facility is projected to create approximately 150 jobs by the year 2002 in the inner city of Minneapolis. As of January 1999, fifty new jobs had been created. Employees will have the opportunity to become part owners of the company. General Mills has committed to a $1.5 million interest-free loan to the new company and has assisted with business and marketing plans, legal advice, and package design. Over 25 years ago, General Mills helped found the Minnesota Metropolitan Economic Development Agency (MEDA) to encourage job creation by minority-owned businesses in the inner city.

In FY 1998 and 1997, the company donated over $9 million worth of General Mills products and made grants of approximately $100,000 to Second Harvest, a national food distribution network.

In February 1998, the National Committee for Responsive Philanthropy reported that the company was the top U.S. company in grantmaking to programs for women and girls of color, donating $453,000 in FY 1997.

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                                Social Profiles

A substantial portion of General Mills' foundation contributions (40% in 1997) goes to operating support for existing programs. It is unusual for foundations to support operating costs and indicates the company's long-term commitment to communities.

General Mills' foundation is also innovative in its support for education. In 1997 General Mills committed $2.1 million to "Challenge U," an innovative educational grants program for at-risk students who stay in school and succeed academically. At certain secondary schools in Minneapolis, Minnesota, and Toledo, Ohio, money is set aside for the college education of students in the program. At the same time, the secondary schools themselves are eligible for comparable grants. In 1998 the program was expanded to Lodi, California; Covington, Georgia; Vallejo, California; Buffalo, New York; and Albuquerque, New Mexico.

The company supplies significant funding for an Executive Leadership Council project, formed by leading African American corporate executives that provides information technology transfer to black colleges and universities.

In FY 1998, the foundation made grants to affordable housing initiatives, including the Twin Cities and Buffalo, New York Habitat for Humanity, and the Greater Minneapolis Metropolitan Housing Corporation. From 1986 through 1996, the foundation donated a total of $336,000 in grants to Habitat for Humanity.

The company has pledged that over 1,000 company employees will be involved in mentoring programs by the year 2000. The company provides matching grants for employee contributions to educational and other nonprofit institutions. In FY 1998, the company matched $1.7 million of employee and retiree contributions.

Polaroid Corporation, based in Cambridge Massachusetts, designs, manufactures, and markets instant photographic cameras, films, electronic imaging devices, and polarized filters and lenses. In May 1998, the company announced the creation of a new sunglasses business subsidiary.

Polaroid's giving is unusual in its support of initiatives that address women's issues. In 1998 the company reported recent grants of $10,000 to the New Bedford Women's Center for programs that develop the confidence and abilities of women who are victims of domestic violence, $15,000 to Steppingstone, a program assisting women to build life improvement skills and $10,000 to Mujeres Unidas en Accion for a program that aims to improve the literacy and health of Latino women.

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                                Social Profiles

In 1993 the company funded the start-up cost of the Jane Doe Safety Fund, a project of the Massachusetts Coalition of Battered Women's Service Group. It has participated in a Harvard School of Public Health study of ten corporate Employee Assistance Programs attempting to grapple with the effects of domestic violence in the workplace. In 1995 Polaroid, along with three other companies, founded the National Workplace Clearinghouse on Domestic Violence.

The company also sponsors educational symposia on domestic violence, funds counseling for batterers, has flexible personnel policies to assist women, and has trained approximately 15,000 law enforcement officers to use photography effectively as evidence in court.

Polaroid gives small grants to a wide variety of community-based educational organizations. In 1998 the company reported recent grants of $70,000 to United Front Child Development Programs; $15,000 to La Alianza Hispana for expenses associated with GED/ESL programs and employment training programs for Latinos; $10,000 to the Caribbean Foundation of Boston for home health aide certification and literacy instruction; and $10,000 to the Dorchester Bay Economic Development Corporation for the training of low-income teens in employable computer skills.

Through the company's Adopt-a-School program, employees are encouraged to spend time and promote environmental education by sharing their experiences and skills. Many of the company's facilities also host environmental programs for school groups.

As part of Polaroid's Volunteer Action Fund, employees who volunteer at least 50 hours of personal time per year at a single nonprofit organization may apply to the company foundation for a small grant for that organization.

Polaroid has been a sponsor of KidCare, a children's safety project of the National Center for Missing and Exploited Children. The company contributes its film and cameras for the creation of photo IDs for children and takes part in training events.

The Timberland Company, based in Stratham, New Hampshire, manufactures and markets footwear, accessories and apparel.

Timberland has developed a highly unusual relationship with City Year, a Boston-based community service organization for young adults. City Year has been widely praised as an "urban peace corps" that recruits young people to work on human service projects with city agencies. Jeffrey Swartz, the company's chief executive officer, serves on City Year's board of directors.

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                                Social Profiles

In 1995 Timberland became the largest private contributor of funds to the organization, by pledging $5 million over five years. Timberland has also launched a line of apparel and accessories labeled "City Year Gear." The profits are divided between City Year and the company stores for a community service fund. The company provides City Year members with a full line of clothing and footwear. In 1997, as part of its larger commitment to the organization, Timberland pledged 5,000 pairs of boots and a $1 million challenge grant to City Year. Timberland has used City Year personnel to provide diversity training for Timberland's employees.

The firm stresses to all its employees that volunteerism is part of the company culture through a number of means, including publication of a company newsletter that focuses on its volunteer efforts. It allows all full time and part time employees up to 40 hours of paid time off annually to work on community service projects, half of which are chosen by the company and half by the employee. The company organizes volunteer projects for its employees in the United States, including Puerto Rico, and for its employees in the Dominican Republic.

Timberland reported that its employees contributed approximately 17,000 hours of community service in 1997. The company has pledged that its employees will give 40,000 hours of community service by the year 2000 as part of its participation in the President's Summit for America's Future. In September 1998, the company received the Point of Light Foundation's Award for Excellence in Corporate Community Service. At the time of the award, the company had already logged 33,000 hours of community service for the calendar year.

In 1998 the company began a national advertising campaign to encourage community service among consumers. The company's website includes hyperlinks to help consumers find information about community service opportunities in their communities.

----------
Unlike other mutual funds, the Domini Institutional Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Index Portfolio ("DSIP"). As of January 31, 2000, these companies represented the following percentages of the DSIP: Avon Products, Inc., 0.001%; Ben & Jerry's Homemade, Inc., 0.001%; Crown Cork & Seal Co., Inc., 0.001%; Cummins Engine Co., Inc., 0.001%; Dollar General Corporation, 0.001%; General Mills Inc., 0.001%; Polaroid Corp., 0.001%; The Timberland Co., 0.001%. The composition of the DSIP is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment. This material must be accompanied or preceded by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 3/00

                    Comparison of $10,000 Investment in the
                    Domini Institutional Social Equity Fund
                                 and S&P 500/1/


      --------------------------------------------
                     Average Annual
                      Total Return
      --------------------------------------------
           1 Year Ended            9.97%
             1/31/00
      --------------------------------------------
           5 Years Ended          28.19%
             1/31/00
      --------------------------------------------
        Inception (5/30/96)       19.29%
             1/31/00/2/
      --------------------------------------------


                           Domini Institutional
                           Social Equity Fund/2/                S&P 500
                           ---------------------                -------

                                         Dollars (in thousands)

6/30/91                         10                              10
10/30/91                        10.59134                        10.67656
1/31/92                         11.26964                        11.20443
4/30/92                         11.26964                        11.45136
7/31/92                         11.80416                        11.8094
10/31/92                        12.2204                         11.74513
1/31/93                         12.89376                        12.39685
4/30/93                         12.62491                        12.52083
7/31/93                         12.96598                        12.8416
10/31/93                        13.6461                         13.50023
1/31/94                         13.94968                        13.99337
4/30/94                         13.2057                         13.18614
7/31/94                         13.36719                        13.50288
10/31/94                        13.85207                        14.02062
1/31/95                         13.97643                        14.05953
4/30/95                         15.20832                        15.47674
7/31/95                         16.72338                        17.01578
10/31/95                        17.41034                        17.7157
1/31/96                         18.85141                        19.49132
4/30/96                         19.48813                        20.1598
7/31/96                         19.08306                        19.83869
10/31/96                        21.20848                        21.98457
1/31/97                         23.9672                         24.63018
4/30/97                         24.76304                        25.21475
7/31/97                         29.38935                        30.15839
10/31/97                        28.15276                        29.05176
1/31/98                         30.95879                        31.24764
2/28/98                         33.252                          33.493
3/31/98                         34.63                           35.212
4/30/98                         34.815                          35.579
5/31/98                         34.167                          34.959
6/30/98                         35.927                          36.379
7/31/98                         35.73                           35.992
8/31/98                         30.451                          30.781
9/30/98                         32.396                          32.753
10/31/98                        35.221                          35.417
11/30/98                        37.525                          37.564
12/31/98                        40.372                          39.728
1/31/99                         42.871                          41.389
2/28/99                         41.798                          40.103
3/31/99                         43.174                          41.708
4/30/99                         44.253                          43.323
5/31/99                         43.278                          42.3
6/30/99                         46.046                          44.648
7/31/99                         44.715                          43.254
8/31/99                         44.611                          43.038
9/30/99                         43.209                          41.858
10/31/99                        46.145                          44.507
11/30/99                        47.894                          45.411
12/31/99                        50.856                          48.086
1/31/2000                       48.087                          45.67

Past performance is not predictive of future results.

1 The performance information in this chart represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index used to portray the pattern of common stock movement based on the average performance of 500 widely held common stocks. The index does not pay expenses.

2 The Domini Institutional Social Equity Fund, which commenced operations on May 30, 1996 invests all of its assets in the Domini Social Index Portfolio which has the same investment objectives as the Fund. The Chart begins on June 30, 1991. Performance prior to commencement of operations is the performance of the Domini Social Index Portfolio adjusted for expenses of the Fund.

Domini Social Index Portfolio

Portfolio of Investments

January 31, 2000 (unaudited)

Issuer                                               Shares             Value
------                                              -------            -------

Basic Materials -- 1.1%
Air Products &
  Chemicals, Inc. ....................               57,800         $  1,712,325
Alcoa, Inc. ..........................               92,400            6,439,125
Bemis Company, Inc. ..................               13,100              413,469
Cabot Corporation ....................               16,500              396,000
Calgon Carbon
  Corporation ........................                9,300               67,425
Caraustar Industries,
  Inc. ...............................                6,400              123,600
Catalytica,
  Incorporated (b) ...................                9,300              133,106
Consolidated
  Papers, Inc. .......................               22,500              621,563
Echo Bay Mines Ltd ...................               33,400               43,838
Ecolab Inc. ..........................               32,400            1,140,075
Fuller (H.B.) Company ................                3,500              227,500
IMCO Recycling Inc. ..................                3,800               43,225
Mead Corporation .....................               25,700              957,325
Minerals
  Technologies Inc. ..................                5,100              230,138
Nucor Corporation ....................               21,850            1,087,038
Praxair, Inc. ........................               40,100            1,626,556
RyersonTull, Inc. ....................                6,400              122,000
Sigma-Aldrich
  Corporation ........................               25,100              840,850
Sonoco Products
  Company ............................               25,345              506,900
Stillwater Mining
  Company (b) ........................                9,500              338,438
Westvaco Corporation .................               25,100              688,681
Worthington
  Industries, Inc. ...................               22,100              319,069
                                                                    ------------
                                                                      18,078,246
                                                                    ------------

Issuer                                              Shares               Value
------                                              ------               -----

Capital Goods-- 2.1%
Ault Incorporated (b) ................                  500                3,906
Avery Dennison
  Corporation ........................               28,400            1,924,100

Capital Goods -- Continued
Baldor Electric
  Company ............................                9,100         $    155,269
Brady Corporation ....................                5,800              164,938
CLARCOR Inc. .........................                5,750               99,906
Cooper Industries, Inc. ..............               23,500              901,813
Cross (A.T.)
 Company (b) .........................                4,000               19,500
Crown Cork & Seal
  Company, Inc. ......................               30,200              613,438
Cummins Engine
  Company, Inc. ......................               10,400              397,800
Deere & Company ......................               58,900            2,573,194
Dionex Corporation (b) ...............                5,400              155,250
Emerson Electric Co. .................              109,600            6,034,850
Fastenal Company (b) .................                9,500              415,625
Graco Inc. ...........................                4,975              152,981
Granite Construction
  Incorporated .......................                6,550              130,591
Herman Miller, Inc. ..................               19,800              431,888
HON Industries, Inc. .................               14,700              282,975
Hubbell Incorporated .................               16,160              419,150
Hunt Corporation .....................                1,600               16,000
Hutchinson Technology
  Incorporated (b) ...................                5,700               92,625
Illinois Tool Works Inc. .............               75,800            4,434,300
Ionics,Inc.(b) .......................                3,900              115,538
Isco,Inc.(b) .........................                  800                4,300
Lawson Products, Inc. ................                2,300               52,900
Leggett & Platt, Inc. ................               49,500              891,000
Merix Corporation (b) ................                1,500               21,000
Milacron Inc. ........................                8,600              103,738
Millipore Corporation ................               11,400              488,063
Molex Incorporated ...................               39,537            2,011,445
Moore Corporation ....................               21,100              122,644
National Service
  Industries, Inc. ...................               10,300              256,213
New England Business
  Service, Inc. ......................                3,300               64,969

                  January 31, 2000 (unaudited)



 Issuer                                                Shares             Value
 ------                                                ------             -----
Capital Goods -- Continued
Nordson Corporation ......................              4,200         $  180,600
Osmonics, Inc. (b) .......................              3,300             28,050
Pitney Bowes Inc. ........................             66,900          3,278,100
Sealed Air
   Corporation (b) .......................             20,900          1,173,013
Smith (A.O.)
   Corporation ...........................              5,400            106,313
Solectron
   Corporation (b) .......................             73,900          5,366,988
Spartan Motors, Inc ......................              1,700              6,906
Standard Register
   Company ...............................              6,700            103,850
Steelcase Inc. ...........................              5,700             64,838
Thomas & Betts
   Corporation ...........................             14,600            444,388
Thomas Industries Inc. ...................              3,800             70,775
Watts Industries, Inc ....................              6,300             95,288
                                                                      ----------
                                                                      34,471,018
                                                                      ----------


Communication Services -- 9.2%
AT&T Corp. .............................             805,877          42,510,012
Bell Atlantic
   Corporation .........................             391,622          24,256,088
BellSouth Corporation ..................             474,700          22,340,569
Citizens Utilities
   Company .............................              65,367             968,249
SBC Communications
   Inc .................................             860,328          37,101,645
Sprint Corporation .....................             219,800          14,218,313
Telephone and Data
   Systems, Inc ........................              15,600           1,622,400
US West, Inc ...........................             127,441           8,474,826
                                                                      ----------
                                                                     151,492,102
                                                                     -----------

Consumer Cyclicals -- 11.2%
American Greetings
   Corporation .............................            16,100           356,213
Angelica Corporation .......................             2,100            19,425
Apogee Enterprises, Inc ....................             6,700            30,988
AutoZone, Inc. (b) .........................            36,800           966,000
Bandag, Incorporated .......................             5,300           126,206
Banta Corporation ..........................             6,550           124,450
Bassett Furniture
   Industries ..............................             2,900            38,425



Issuer                                                  Shares           Value
------                                                  ------           -----
Consumer Cyclicals -- Continued
Black & Decker
    Corporation ..............................           21,900       $  877,369
Block (H&R), Inc .............................           24,500        1,056,563
Brown Shoe
    Company, Inc .............................            4,400           45,650
Centex Corporation ...........................           14,800          325,600
Champion Enterprises,
    Inc. (b) .................................           11,600           89,175
Charming Shoppes,
    Inc. (b) .................................           25,300          172,356
Cintas Corporation ...........................           27,800        1,302,258
Circuit City Stores, Inc .....................           51,300        1,975,050
Claire's Stores, Inc .........................           12,300          230,625
Cooper Tire and Rubber
    Company ..................................           19,000          248,188
Costco Wholesale
    Corporation (b) ..........................          111,930        5,477,574
Dana Corporation .............................           41,100          965,850
Delphi Automotive
    Systems Corp. ............................          142,500        2,467,031
DeVry Inc. (b) ...............................           17,500          322,656
Dillard, Inc .................................           26,700          512,306
Dollar General
    Corporation ..............................           67,101        1,425,896
Donnelly Corporation .........................            1,400           18,463
Dow Jones & Company ..........................           22,600        1,401,200
Enesco Group, Inc ............................            3,400           33,363
Fedders Corporation ..........................            8,500           44,625
Federal-Mogul
    Corporation ..............................           18,100          273,763
Fleetwood
    Enterprises, Inc .........................            8,500          138,656
Gap, Inc. (The) ..............................          215,987        9,651,919
Genuine Parts
    Company ..................................           44,500        1,073,563
Gibson Greetings,
    Inc. (b) .................................            3,800           33,250
Handleman
    Company (b) ..............................            7,200           75,600
Harcourt General .............................           17,900          716,000
Harland (John H.)
    Company ..................................            7,200          120,600

                          January 31, 2000 (unaudited)


 Issuer                                                  Shares         Value
 ------                                                  ------         -----
Consumer Cyclicals -- Continued
 Harman International
    Industries, Inc. .......................             4,230       $   246,926
 Hartmarx
    Corporation (b) ........................             7,800            23,888
 Hillenbrand
    Industries, Inc. .......................            16,500           561,000
 Home Depot, Inc. ..........................           580,697        32,881,968
 Huffy Corporation .........................             2,500            14,219
 IMS Health
    Incorporated ...........................            77,300         1,734,419
 Interface, Inc. ...........................            12,800            62,400
 Jostens, Inc. .............................             8,000           187,500
 Kaufman & Broad Home
    Corporation ............................            11,500           249,406
 Kmart Corporation (b) .....................           123,500         1,034,313
 Lands' End, Inc. (b) ......................             7,600           261,725
 Lee Enterprises, Inc. .....................            11,200           297,500
 Lillian Vernon
    Corporation ............................             2,200            25,575
 Limited, Inc. (The) .......................            54,200         1,663,263
 Liz Claiborne, Inc. .......................            14,800           500,425
 Lowe's Companies, Inc. ....................            96,400         4,301,850
 Marriott International,
    Inc. ...................................            62,700         1,947,619
 Mattel, Inc. ..............................           105,285         1,098,912
 May Department Stores
    Company ................................            84,300         2,623,838
 Maytag Corporation ........................            21,600           874,800
 McGraw-Hill
    Companies, Inc. ........................            49,500         2,775,094
 Media General, Inc. .......................             6,700           348,819
 Men's Wearhouse,
    Inc. (b) ...............................            10,500           250,688
 Meredith Corporation ......................            13,000           455,000
 Modine Manufacturing
    Company ................................             7,100           175,725
 New York Times
    Company ................................            43,100         1,969,131
 Nordstrom, Inc. ...........................            34,700           763,400
 Omnicom Group Inc. ........................            44,800         4,197,200
 Oshkosh B'Gosh, Inc. ......................             3,800            68,875
 Penney (J.C.)
    Company, Inc. ..........................            65,600         1,287,400




Issuer                                                  Shares            Value
------                                                  ------            -----
Consumer Cyclicals -- Continued
Pep Boys - Manny,
    Moe & Jack ...........................             12,600       $     91,350
Phillips-Van Heusen
    Corporation ..........................              6,600             44,550
Reebok International
    Ltd. (b) .............................             13,400             98,825
Rouse Company (The) ......................             18,000            400,500
Russell Corporation ......................              7,900            118,006
Scholastic
    Corporation (b) ......................              4,100            264,450
Sears, Roebuck
    and Co. ..............................             95,300          2,948,344
Service Corporation
    International ........................             68,000            310,250
Shaw Industries, Inc. ....................             33,000            447,563
Sherwin-Williams
    Company (The) ........................             41,800            736,725
Skyline Corporation ......................              2,200             45,375
Snap-On Incorporated .....................             16,250            436,719
Springs Industries, Inc. .................              4,300            156,413
SPX Corporation (b) ......................              7,715            570,910
Stanley Works (The) ......................             22,600            567,825
Staples, Inc. (b) ........................            117,100          2,788,444
Stride Rite Corporation ..................             11,200             67,900
Tandy Corporation ........................             48,800          2,385,100
Target Corporation (b) ...................            111,100          7,339,544
Tennant Company ..........................              2,100             68,250
Timberland Company
    (The) (b) ............................              5,200            192,400
Times Mirror Company .....................             17,200          1,018,025
TJX Companies, Inc. ......................             78,500          1,280,530
Toro Company .............................              3,000            101,810
Toys `R'Us, Inc. (b) .....................             61,220            631,330
Venator Group, Inc. (b) ..................             35,000            210,000
VF Corporation ...........................             29,500            765,155
Wal-Mart Stores, Inc. ....................          1,122,300         61,445,925
Washington Post
    Company ..............................              2,600          1,430,000
Wellman, Inc. ............................              8,500            147,687
Whirlpool Corporation ....................             18,600          1,083,450
                                                                     -----------
                                                                     183,813,089
                                                                     -----------

                         January 31, 2000 (unaudited)

Issuer                        Shares        Value      Issuer                     Shares       Value
------                        ------        -----      ------                     ------       -----
Consumer Staples-- 13.7%                               Consumer Staples-- Continued
Alberto-Culver                                         Kimberly-Clark
  Company ................    14,000      $  343,875     Corporation ..........   137,264    $  8,501,789
Albertson's, Inc. ........   106,800       3,270,750   Kroger Co.(b) ..........   209,800       3,645,275
Avon Products, Inc. ......    64,400       2,048,725   Longs Drug Stores
Ben & Jerry's                                            Corporation ..........     9,400         202,100
  Homemade,Inc.(b) .......     1,200          27,300   Luby's, Inc. ...........     5,400          59,063
Bergen Brunswig                                        McDonald's
  Corporation ............    33,536         220,080     Corporation ..........   341,500      12,699,531
Bestfoods ................    70,300       3,058,050   MediaOne Group,
Bob Evans Farms, Inc. ....    10,400         165,100     Inc.(b) ..............   154,300      12,266,850
Campbell Soup                                          Nature's Sunshine
  Company ................   107,900       3,392,106     Products, Inc. .......     3,800          33,250
Church & Dwight                                        Newell Rubbermaid Inc. .    71,178       2,135,340
  Co., Inc. ..............     9,800         216,213   Odwalla, Inc.(b) .......       500           3,531
Clorox Company ...........    59,600       2,845,900   Oneida Ltd. ............     4,000          84,500
Coca-Cola Company ........   622,900      35,777,819   PepsiCo, Inc. ..........   367,100      12,527,288
Colgate-Palmolive                                      Procter & Gamble
  Company ................   146,900       8,703,825     Company ..............   331,400      33,429,975
Comcast                                                Quaker Oats Company ....    33,700       2,000,938
  Corporation (b) ........   218,800      10,064,800   Ralston Purina
CVS Corporation ..........    98,800       3,451,825     Company ..............    81,600       2,289,900
Darden Restaurants,                                    RubyTuesday, Inc. ......     7,400         138,750
  Inc ....................    32,800         520,700   Ryan's Family
Deluxe Corporation .......    18,400         492,200     Steakhouse, Inc.(b) ..     8,400          75,075
Disney, Walt Company                                   Smucker (J.M.)
  (The) ..................   520,100      18,886,131     Company ..............     7,000         122,500
Donnelley (R.R.) & Sons                                Starbucks
  Company ................    31,500         691,031     Corporation (b) ......    45,600       1,459,200
Fleming Companies,                                     SUPERVALU Inc. .........    34,600         622,800
  Inc. ...................     8,900          89,000   SYSCO Corporation ......    83,100       2,955,244
Fort James Corporation ...    54,700       1,463,225   TCBY Enterprises, Inc...     4,100          13,837
General Mills                                          Tootsie Roll Industries,
  Incorporated ...........    76,600       2,388,963     Inc. .................     8,320         262,080
Gillette Company .........   270,500      10,177,563   Tupperware
Great Atlantic & Pacific                                 Corporation ..........    13,800         225,113
  Tea Company, Inc. ......     9,700         267,963   Viacom, Inc.(b) ........    34,900       1,947,854
Hannaford Bros. Co. ......    10,700         750,338   Walgreen Company .......   253,100       6,991,887
Heinz (H.J.) Company .....    90,400       3,361,750   Wendy's International,
Hershey Foods                                            Inc ..................    30,000         564,375
  Corporation ............    34,900       1,483,250   Whitman Corporation ....    35,500         445,968
Kellogg Company ..........   102,200       2,478,350   Whole Foods Market,
Kelly Services, Inc. .....     9,075         229,144     Inc.(b) ..............     6,400         294,400

                         January 31, 2000 (unaudited)

Issuer                        Shares         Value         Issuer                     Shares        Value
------                        ------         -----         ------                     ------        -----
Consumer Staples-- Continued                               Financials-- Continued
Wild Oats Markets,                                         First Tennessee National
  Inc.(b) .................    5,550        $  91,575        Corporation ...........   32,900    $   859,513
Wrigley (Wm.) Jr.                                          Firstar Corporation .....  247,200      5,901,900
  Company .................   29,200        2,277,600      FirstFed Financial
                                       --------------        Corp.(b) ..............    4,000         52,250
                                          225,233,564      Freddie Mac .............  175,300      8,797,869
                                       --------------      Golden West Financial ...   40,600      1,195,163
Energy -- 0.6%                                             Household International
Anadarko Petroleum                                           Inc. ..................  118,546      4,178,747
  Corporation .............   32,200        1,056,563      HSB Group, Inc. .........    7,350        202,584
Atlantic Richfield                                         Jefferson-Pilot
  Company .................   81,400        6,267,800        Corporation ...........   26,450      1,553,938
Helmerich & Payne,                                         Lincoln National
  Inc. ....................   12,500          293,750        Corporation ...........   49,300      1,821,019
Rowan Companies,                                           Marsh & McLennan
  Inc.(b) .................   20,800          471,900        Companies, Inc. .......   67,250      6,321,500
Santa Fe Snyder                                            MBIA Inc. ...............   25,100      1,256,569
  Corporation (b) .........   45,500          332,719      MBNA Corporation ........  202,250      5,106,813
Sunoco, Inc. ..............   22,500          518,906      Mellon Financial Corp. ..  128,300      4,402,294
Union Pacific Resources                                    Merrill Lynch & Co.,
  Group, Inc. .............   63,000          693,000        Inc. ..................   93,500      8,111,125
                                       --------------      MGIC Investment
                                            9,634,638        Corporation ...........   27,000      1,257,188
                                       --------------      Morgan (J.P.) & Co.
Financials-- 13.9%                                           Incorporated ..........   43,700      5,366,906
Aetna, Inc. ...............   39,070        2,080,478      National City
AFLAC Inc. ................   67,100        2,914,656        Corporation ...........  155,500      3,362,688
American Express                                           Northern Trust
  Company .................  112,900       18,607,331        Corporation ...........   56,100      3,387,038
American General                                           PNC Bank Corp. ..........   74,800      3,590,400
  Corporation .............   62,362        3,831,365      Progressive Corporation
American International                                       (The) .................   18,300      1,139,175
  Group, Inc. .............  390,437       40,654,253      Providian Financial
Bank One Corporation ......  289,285        8,624,310        Corporation ...........   35,800      3,020,625
Capital One Financial                                      ReliaStar Financial
  Corporation .............   49,700        2,037,700        Corp. .................   22,400        665,000
Chittenden Corporation ....    6,761          191,421      SAFECO Corporation ......   32,500        796,250
Chubb Corporation .........   44,400        2,497,500      Schwab (Charles)
CIGNA Corporation .........   48,600        3,487,050        Corporation ...........  206,800      7,457,724
Cincinnati Financial                                       SLM Holding
  Corporation .............   41,085        1,181,194        Corporation ...........   40,100      1,561,393
Dime Bancorp, Inc. ........   28,400          401,150      St.Paul Companies,
Edwards (A.G.), Inc. ......   23,387          774,694        Inc.(The) .............   57,364      1,731,675
Fannie Mae ................  258,500       15,493,844
Fifth Third Bancorp .......   77,825        5,165,634

                          January 31, 2000 (unaudited)

Issuer                         Shares       Value                   Issuer                               Shares      Value
------                         ------       -----                   ------                               ------      -----
Financials -- Continued                                             Healthcare -- Continued
SunTrust Banks,Inc ..........  80,700   $   4,806,694               Stryker Corporation ..............   24,500   $   1,543,500
Synovus Financial                                                   Sunrise Medical Inc.(b) ..........    5,300          25,175
  Corp. .....................  69,950       1,329,050               United American Healthcare
Torchmark Corporation .......  32,900         828,669                 Corporation (b) ................      800           1,000
U.S.Bancorp ................. 183,500       4,071,405               Watson Pharmaceuticals,
UnumProvident Corp ..........  60,500       1,618,375                 Inc.(b) .........................  24,200         975,561
Value Line,Inc ..............   2,400          88,200                                                             -------------
Wachovia Corporation ........  51,100       3,273,594                                                               127,021,068
Washington Mutual,                                                                                                -------------
  Inc. ...................... 145,602       3,694,650
Wells Fargo & Company ....... 414,200      16,568,000
Wesco Financial                                                     Industrial,Construction & Housing  -- 0.1%
  Corporation ................  1,800         477,000               American Power
                                        -------------                 Conversion (b) .................   48,200       1,330,021
                                          227,795,563                                                             -------------
                                        -------------                                                                 1,330,021
                                                                                                                  -------------

Healthcare -- 7.7%
Acuson Corporation (b) ......   6,400          86,400               Natural Resources -- 0.1%
ADAC Laboratories (b) .......   4,900          64,313                 Apache Corporation .............   28,800       1,051,200
Allergan,Inc ................  33,200       1,892,400                                                             -------------
ALZA Corporation (b) ........  25,500         910,031                                                                 1,051,200
Becton Dickinson and                                                                                              -------------
  Company ...................  63,100       1,652,431
Biomet,Inc ..................  28,500       1,134,656
Boston Scientific                                                   Technology -- 36.8%
  Corporation (b) ........... 104,600       2,170,450               3Com Corporation (b) .............   88,100       4,471,075
Forest Laboratories,                                                Adaptec,Inc.(b) ..................   25,600       1,340,800
  Inc.(b) ...................  21,100       1,424,250               ADCTelecommunications,
Guidant                                                               Inc.(b) ........................   37,700       2,485,844
  Corporation (b) ...........  77,500       4,078,438               Advanced Micro Devices,
Humana Inc.(b) ..............  41,900         335,200                 Inc.(b) ........................   36,800       1,334,000
Johnson & Johnson ........... 350,700      30,182,119               Analog Devices,
Mallinckrodt Inc. ...........  17,600         507,100                 Inc.(b) ........................   44,000       4,114,000
Manor Care,Inc.(b) ..........  25,600         340,800               Apple Computer,
McKesson HBOC,Inc ...........  71,020       1,460,349                 Inc.(b) ........................   40,600       4,212,250
Medtronic,Inc ............... 301,500      13,793,625               Applied Materials,
Merck & Co.,Inc ............. 589,500      46,459,969                 Inc.(b) ........................   95,400      13,093,650
Mylan Laboratories,                                                 Arrow Electronics,
  Inc .......................  32,600         867,975                 Inc.(b) ........................   23,900         501,900
Oxford Health Plans,                                                Autodesk,Inc .....................   15,300         467,606
  Inc.(b) ...................  20,600         292,263               Automatic Data
Schering-Plough                                                       Processing,Inc .................  157,674       7,479,660
  Corporation ............... 370,500      16,302,000               Avnet,Inc ........................   10,400         558,350
St.Jude Medical,                                                    BMC Software,Inc.(b) .............   61,100       2,314,163
  Inc.(b) ...................  21,000         521,063               Ceridian
                                                                      Corporation (b) ................   36,200         579,200
                                                                    Cisco Systems,Inc ................  825,000      90,337,500
                                                                    Compaq Computer
                                                                      Corporation ....................  428,788      11,738,072
                                                                    Computer Associates
                                                                      International,Inc ..............  135,900       9,334,631

                          January 31, 2000 (unaudited)


Issuer                             Shares            Value       Issuer                              Shares        Value
------                             ------            -----       ------                              ------        -----
Technology -- Continued                                          Technology -- Continued
Compuware                                                        Tektronix, Inc. ................    11,700   $     474,581
  Corporation (b) ..............    90,300           $1,913,231  Tellabs, Inc.(b) ...............   101,500       5,481,000
CPI Corp. ......................     2,400               53,550  Texas Instruments
Dell Computer                                                      Incorporated .................   202,300      21,823,113
  Corporation (b) ..............   640,800           24,710,850  Xerox Corporation ..............   167,500       3,496,560
EMC Corporation (b) ............   256,600           27,327,900  Xilinx, Inc.(b) ................    80,400       3,678,300
Gerber Scientific Inc. .........     5,300               98,713                                               -------------
Grainger (W.W.), Inc. ..........    23,400            1,121,738                                                 604,931,767
Hewlett-Packard                                                                                               -------------
  Company ......................   257,000           27,820,250
Ikon Office Solutions,
  Inc. .........................    37,600              303,150  Transportation -- 0.8%
Inprise Corporation (b) ........    14,600              178,850  Airborne Freight
Intel Corporation ..............   842,600           83,364,738    Corporation ..................    12,300         238,313
Lexmark International                                            Alaska Air Group,
  Group, Inc.(b) ...............    32,200            3,034,850    Inc.(b) ......................     6,700         213,563
LSI Logic                                                        AMR Corporation (b) ............    40,900       2,200,931
  Corporation (b) ..............    37,500            3,065,625  Consolidated Freightways
LucentTechnologies,                                                Corporation (b) ..............     4,700          27,319
  Inc. .........................   790,200           43,658,550  Delta Air Lines, Inc. ..........    34,600       1,602,413
MicronTechnology,                                                FDX Holding
  Inc.(b) ......................    68,100            4,234,969    Corporation (b) ..............    75,300       2,979,056
Microsoft                                                        GATX Corporation ...............    12,400         356,500
  Corporation (b) .............. 1,301,400          127,374,525  Norfolk Southern
National Semiconductor                                             Corporation ..................    96,000       1,632,000
  Corporation (b) ..............    43,300            2,273,250  Roadway Express, Inc. ..........     4,700         108,100
Novell, Inc.(b) ................    84,000            2,803,500  Ryder System, Inc. .............    16,800         370,650
Paychex, Inc. ..................    62,200            2,740,688  Southwest Airlines Co. .........   127,175       2,026,852
PE Corp-PE Biosystems                                            UAL Corporation (b) ............    13,400         765,475
  Group (b) ....................     6,550            1,319,416  Yellow Corporation (b) .........     6,000          91,500
PeopleSoft,Inc.(b) .............    67,700            1,523,250                                               -------------
Polaroid Corporation ...........    10,600              251,750                                                  12,612,672
QRS Corporation (b) ............     3,400              245,650                                               -------------
Qualcomm Inc.(b) ...............   166,400           21,132,800
Sanmina
  Corporation (b) ..............    14,700            1,561,875  Utilities -- 8.77%
Scientific-Atlanta, Inc. .......    19,800            1,525,838  AGL Resources Inc. .............    14,400         246,600
Shared Medical Systems                                           American Water
  Corporation ..................     6,700              296,475    Works, Inc. ..................    24,000         582,000
Sun Microsystems,                                                Cascade Natural Gas
  Inc.(b) ......................   394,000           30,953,625    Corporation ..................     2,600          38,513
Symantec                                                         Cleco Corporation ..............     5,500         184,938
  Corporation (b) ..............    14,500              725,906  Connecticut Energy
                                                                   Corporation ..................     2,500         103,594
                                                                 Eastern Enterprises (b) ........     6,800         388,875
                                                                 El Paso Energy
                                                                   Corporation ..................    57,600       1,857,600
                                                                 Energen Corporation ............     6,900         119,025
                                                                 Enron Corp. ....................   180,500      12,172,469


                          January 31, 2000 (unaudited)

Issuer                         Shares             Value        Issuer                       Shares    Value
------                         ------             -----        ------                       ------    -----
Utilities -- Continued                                         Utilities -- Continued
Equitable Resources,                                           Peoples Energy
Inc. .......................    8,100           $279,450       Corporation .................   8,900          278,125
IDACORP Inc. ...............    9,500            318,844       Potomac Electric Power
KeySpan Corporation ........   33,700            789,844       Company .....................  29,600          714,100
LG&E Energy Corp. ..........   32,200            547,400       Questar Corporation .........  20,600          315,425
MCN Energy                                                     Washington Gas Light
Group,Inc ..................   21,300            548,475       Company .....................  11,600          291,450
National Fuel Gas                                              Williams Companies,
Company ....................    9,700            432,256       Inc. ........................ 109,600        4,247,000
New Century Energies,                                                                                  --------------
Inc. .......................   28,900            836,290                                                   26,326,646
NICOR Inc. .................   11,800            404,150                                               --------------
Northwest Natural Gas
Company ....................    5,800            118,900       Total Investments (a)
Northwestern                                                   98.8% .......................           $1,623,791,594
Corporation ................    5,300            117,263       Other Assets, less
OGE Energy Corp. ...........   19,400            394,060       liabilities--1.2% ...........               20,324,234
                                                                                                       --------------
                                                               Net Assets--100.0% ..........           $1,644,115,828
                                                                                                       ==============

___________
(a) The aggregate cost for book and federal income tax purposes is $1,184,250,167,the aggregate gross unrealized appreciation is $506,503,389 and the aggregate gross unrealized depreciation is $66,960,960, resulting in net unrealized appreciation of $439,541,427.
(b)  Non-income producing security.

Domini Social Index Portfolio

Statement of Assets and Liabilities

January 31, 2000 (unaudited)


ASSETS:
     Investments at value (Cost $1,184,250,167) ...........       $1,623,791,594
     Cash .................................................           17,711,370
     Receivable for securities sold .......................            1,611,720
     Dividends receivable .................................            1,335,971
                                                                  --------------
         Total assets .....................................        1,644,450,655
                                                                  --------------

LIABILITIES:
     Accrued expenses (Note 2) ............................              334,827
                                                                  --------------
         Total liabilities ................................              334,827
                                                                  --------------


NET ASSETS APPLICABLE TO INVESTORS'
    BENEFICIAL INTERESTS ..................................       $1,644,115,828
                                                                  ==============



                         See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Operations

Six Months Ended January 31, 2000 (unaudited)


INVESTMENT INCOME
     Dividends (net of foreign withholding
         tax of $304) .........................                    $   7,028,645

EXPENSES
     Management fee (Note 2) ..................   $   1,504,680
     Professional fees ........................          52,157
     Custody fees (Note 3) ....................         165,296
     Trustee fees .............................           9,308
     Miscellaneous ............................           2,365
                                                       --------
     Total expenses ...........................       1,733,806
         Fees paid indirectly .................        (152,700)
         Expenses paid and fee waived by
              manager .........................         (47,176)
                                                       --------
                                                                       ---------
         Net expenses .........................                        1,533,930
                                                                       ---------


NET INVESTMENT INCOME .........................                        5,494,715
Net realized gain on investments
     Proceeds from sales ......................   $  26,354,461
     Cost of securities sold ..................      24,419,372
                                                     ----------

         Net realized gain on investments .....                        1,935,089

Net changes in unrealized appreciation
    of investments
     Beginning of period ......................   $ 338,923,398
     End of period ............................     439,541,427
                                                    -----------

         Net change in unrealized
              appreciation ....................                      100,618,029
                                                                     -----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .................                    $ 108,047,833
                                                                   =============




                         See Notes to Financial Statements

Domini Social Index Portfolio
Statement of Changes in Net Assets

                                                                              Six Months Ended
                                                                              January 31,2000      Year Ended
                                                                               (unaudited)        July 31,1999
                                                                               -----------        ------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
     Net investment income ........................................        $   5,494,715        $    7,958,967
     Net realized gain on investments .............................            1,935,089            15,875,272
     Net change in unrealized apprecation of
         investments ..............................................          100,618,029           163,202,630
                                                                           -------------           -----------
         Net Increase in Net Assets Resulting from
              Operations ..........................................          108,047,833           187,036,869
                                                                           -------------           -----------
Transactions in Investors' Beneficial Interest:
     Additions ....................................................          294,103,369           531,746,685
     Reductions ...................................................         (105,440,155)          (13,614,408)
                                                                           -------------           -----------
         Net Increase in Net Assets from Transactions
              in Investors' Beneficial Interests ...................         188,663,214           518,132,277
                                                                           -------------           -----------
                  Total Increase in Net Assets ....................          296,711,047           705,169,146
NET ASSETS:
     Beginning of period ..........................................        1,347,404,781           642,235,635
                                                                           -------------           -----------
     End of period ................................................      $ 1,644,115,828       $ 1,347,404,781
                                                                         ===============       ===============

================================================================================
Financial Highlights


                                  Six Months Ended                             Year Ended July 31,
                                  January 31, 2000       --------------------------------------------------------------------------
                                    (unaudited)                 1999               1998               1997            1996
                                    -----------                 ----               ----               ----            ----
Net Assets (000's) ...........   $   1,644,116          $   1,347,405          $ 642,236        $   292,359      $   100,401
Ratio of net investment income
     to average net assets ...            0.73%(1)               0.84%(1)           1.05%(2)           1.34%            1.48%(4)
Ratio of expenses to average
     net assets ..............            0.22%(1)(3)            0.24%(1)(3)        0.24%(2)(3)        0.29%(3)         0.59%(3)(4)
Portfolio turnover rate ......               2%                     8%                 5%                 1%               5%


(1) Reflects a voluntary expense reimbursement and fee waiver of 0.01% by the Manager. Had the manager not waived their fee and reimbursed expenses, the annualized ratios of net investment income and expense to average net assets for the six months ended January 31, 2000 would have been 0.72% and 0.23%, respectively, and for the year ended July 31, 1999 would have been 0.83% and 0.25%, respectively.
(2) Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived their fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 1.04% and 0.25%, respectively.
(3) Ratio of expenses to average net assets for the years ended July
    31, 1999, 1998, 1997 and 1996 include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.20% for the six months ended January 31, 2000 and 0.20%, 0.20%, 0.25% and 0.50% for the years ended July 31, 1999, 1998, 1997 and 1996, respectively.
(4) Had the Expense Payment Agreement and Sponsor Arrangement not been in place, the ratios of net investment income and expense for the years ended July 31, 1996 would have been 1.14% and 0.85% respectively.

                         See Notes to Financial Statements

Domini Social Index Portfolio

Notes to Financial Statements

January 31, 2000 (unaudited)


1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Index Portfolio (the "Index Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load,diversified,open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Index Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc.("KLD"). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Index Portfolio. The Index Portfolio commenced operations upon effectiveness on August 10, 1990 and began investment operations on June 3, 1991.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Index Portfolio's significant accounting policies.

          (A) Valuation of Investments: The Index Portfolio values securities at the last reported sale price, or at the last reported bid price if no sales are reported.

          (B) Dividend Income: Dividend income is reported on the ex-dividend date.

          (C) Federal Taxes: The Index Portfolio will be treated as a partnership for U.S.federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Index Portfolio will be taxed on its share of the Index Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          (D) Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

                          January 31, 2000 (unaudited)


2. TRANSACTIONS WITH AFFILIATES.

         (A) Manager. Domini Social Investments LLC ("DSIL" or the "Manager") is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Index Portfolio. For its services under the Management Agreement, the Manager receives from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%. Until December, 1999 DSIL was waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio. For the six months ended January 31,2000, DSIL waived fees totalling $47,177.

         (B) Submanager. Mellon Equity provides investment submanagement services to the Index Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Mellon Equity does not determine the composition of the Domini Social Index.

3. INVESTMENT TRANSACTIONS.

Cost of purchases and sales of investments, other than U.S.Government securities and short-term obligations, for the six months ended January 31, 2000 aggregated $189,841,588 and $26,354,461, respectively. Custody fees of the Portfolio were reduced by $152,700 which was compensation for uninvested cash left on deposit with the custodian.

Domini Institutional Social
Equity Fund
Statement of Assets and Liabilities
January 31, 2000 (unaudited)


ASSETS:
     Investment in Domini Social Index Portfolio, at value (Note 1) ................   $273,977,871
                                                                                       ------------
LIABILITIES:
     Accrued expenses ..............................................................        264,111
                                                                                       ------------

NET ASSETS .........................................................................   $273,713,760
                                                                                       ============

NET ASSETS CONSIST OF:
     Paid-in capital ...............................................................    202,881,848
     Undistributed net investment income ...........................................        241,246
     Accumulated net realized gain from Portfolio ..................................        205,191
     Net unrealized appreciation from Portfolio ....................................     70,385,475
                                                                                       ------------
                                                                                       $273,713,760
                                                                                       ============
Shares outstanding .................................................................     11,939,850
                                                                                         ==========
NET ASSET  VALUE,OFFERING PRICE AND REDEMPTION PRICE
    PER SHARE ($273,713,760/11,939,850) ............................................         $22.92
                                                                                             ======



                         See Notes to Financial Statements

Domini Institutional Social Equity Fund

Statement of Operations
Six Months Ended January 31, 2000 (unaudited)


NET INVESTMENT INCOME FROM DOMINI SOCIAL INDEX PORTFOLIO:
     Investment income from Portfolio ............................................................   $  1,154,026
     Expenses from Portfolio .....................................................................        252,098
                                                                                                     ------------
         Net investment income from Portfolio ....................................................        901,928

EXPENSES:
     Sponsor fee (Note 2) ........................................................................        191,871
     Trustees fees ...............................................................................            832
     Printing ....................................................................................          6,991
     Registration fees ...........................................................................         22,758
     Professional fees ...........................................................................         47,835
     Transfer agent fees (Note 2) ................................................................         10,000
     Accounting fees .............................................................................          5,250
     Miscellaneous ...............................................................................            155
                                                                                                     ------------
         Total Expenses ..........................................................................        285,692
         Expenses Reimbursed and Fees Waived (Note 2) ............................................       (161,976)
                                                                                                     ------------
         Expenses, net of reimbursement and waiver ...............................................        123,716
                                                                                                     ------------
NET INVESTMENT INCOME ............................................................................        778,212
                                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
     Net realized gain from Portfolio ............................................................        318,182
     Net change in unrealized appreciation from Portfolio.........................................     16,455,112
                                                                                                     ------------
     Net realized and unrealized gain from Portfolio .............................................     16,773,294
                                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................................   $ 17,551,506
                                                                                                     ============


                         See Notes to Financial Statements

Domini Institutional Social Equity Fund

Statements of Changes in Net Assets

                                                           Six Months Ended
                                                           January 31, 2000  Year Ended
                                                             (unaudited)    July 31, 1999
                                                           ---------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
     Net investment income ...........................   $     778,212    $   1,049,508
     Net realized gain from Portfolio ................         318,182        2,520,693
     Net change in unrealized appreciation from
         Portfolio ...................................      16,455,112       22,375,145
                                                            ----------       ----------
         Net Increase in Net Assets from Operations ..      17,551,506       25,945,344
                                                            ----------       ----------
Distributions and Dividends:
     Dividends to shareholders from net investment
         income ......................................        (754,984)      (1,015,172)
     Distributions to shareholders from net
         realized gain ...............................      (1,569,242)      (2,012,581)
                                                            ----------       ----------
         Net Decrease in Net Assets from Distributions
              and Dividends ..........................      (2,324,226)      (3,027,753)
                                                            ----------       ----------
Capital Share Transactions:
     Proceeds from sale of shares ....................      49,293,578       99,181,575
     Net asset value of shares issued in reinvestment
         of distributions and dividends ..............       1,855,868        2,690,723
     Payments for shares redeemed ....................     (12,055,691)     (21,717,927)
                                                           -----------      -----------
         Net Increase in Net Assets from Capital
              Share Transactions .....................      39,093,755       80,154,371
                                                            ----------       ----------
              Total Increase in Net Assets ...........      54,321,035      103,071,962
NET ASSETS:
     Beginning of period .............................     219,392,725      116,320,763
                                                           -----------      -----------
     End of period (including undistributed net
         investment income of $241,246 and
         $218,018, respectively) .....................   $ 273,713,760    $ 219,392,725
                                                         =============    =============
OTHER INFORMATION
Share Transactions:
     Sold ............................................       2,208,258        4,655,613
     Issued in reinvestment of distributions
         and dividends ...............................          79,584          138,144
     Redeemed ........................................        (552,209)      (1,095,685)
                                                              --------       ----------
     Net increase ....................................       1,735,633        3,696,072
                                                             =========        =========


                         See Notes to Financial Statements

Domini Institutional Social Equity Fund
Financial Highlights

                                      Six Months Ended             Year           Year               Year       For the Period
                                      January 31, 2000            Ended           Ended              Ended       May 30, 1996 to
                                         (unaudited)          July 31, 1999   July 31, 1998     July 31, 1997    July 31, 1996
                                         -----------          -------------   -------------     -------------    -------------
For   a share outstanding for the Period:
Net asset value, beginning
      of period ...................   $     21.50         $        17.57  $        14.71    $         8.60        $    10.00
                                      -----------         --------------  --------------    --------------        ----------

Income (loss) from investment operations:
      Net investment income .......          0.07                   0.14            0.15              0.13              0.02
      Net realized and
         unrealized gain (loss)
         on investments ...........          1.56                   3.95            3.17              5.11             (0.41)
                                      -----------         --------------  --------------    --------------        ----------
Total income (loss) from
      investment operations .......          1.63                   4.09            3.82              5.24             (0.39)
                                      -----------         --------------  --------------    --------------        ----------
Less distributions and dividends:
      Dividends to shareholders
      from net investment
      income ......................         (0.07)                 (0.14)          (0.13)            (0.13)            (0.01)
      Distributions to shareholders
      from net realized gain ......         (0.14)                 (0.32)          (0.03)            (0.00)(2)            --
                                      -----------         --------------  --------------    --------------        ----------
Total distributions and
      dividends ...................         (0.21)                 (0.45)          (0.18)            (0.13)            (0.01)
                                      -----------         --------------  --------------    --------------        ----------
Net asset value, end of period ....   $     22.92         $        21.50  $        17.87    $        14.71        $     9.60
                                      ===========         ==============  ==============    ==============        ==========
Total return ......................          9.97%*                23.12%          22.74%            54.9%             (0.5)%
Ratios/supplemental data:
      Net assets, end of year
      (000's omitted) .............   $   273,714         $      219,383       $ 116,321    $      74,257         $   17,972
      Ratio of net investment
      income to average
      net assets ..................          0.63%(3)(4)*           0.75%(3)(4)     0.95%(3)(4)      1.25%(5)           1.42%(5)*
      Ratio of expenses to
      average net assets ..........          0.30%(3)(4)*           0.30%(3)(4)     0.30%(3)(4)      0.37%(5)            0.52%(5)*


(1) Commencement of operations.
(2) Distribution was less than $0.005.
(3) Reflects a waiver of fees and expenses paid by the Sponsor due to limitations set forth in the Sponsorship Agreement. Had the Sponsor not waived their fees and reimbursed expenses, the ratios of net investment income and expenses to average net assets would have been 0.49% and 0.44%, respectively, for the six months ended January 31, 2000 and 0.65% and 0.51%, respectively, for the year ended July 31, 1999 and 0.48% and 6.95%, and respectively for the year ended July 31, 1998.
(4) Reflects a waiver of fees by the Manager of the Index Portfolio.Had the Manager not waived their fees the ratios of net investment income and expenses to average net assets would have been 0.50% and 0.43%, respectively, for the six months ended January 31, 2000 and 0.58% and 0.52%, respectively, for the year ended July 31, 1999, and 0.47% and 0.57%, respectively for the year ended July 31, 1998.
(5) Total expenses include expenses paid by the administrator or sponsor in excess of expense payment and sponsor fees. Had these expenses not been paid by the administrator or sponsor, the ratios of net investment income and expenses to average net assets for the periods ended July 31, 1997 and 1996 would have been 0.50% and 0.65%, and 1.15% and 0.97%, respectively.
*      Annualized.


                         See Notes to Financial Statements

Domini Institutional Social Equity Fund
Notes to Financial Statements
Six Months Ended January 31, 2000 (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Domini Institutional Social Equity Fund (the "Fund") is a series of Domini Institutional Trust and is registered as an open-end management investment company under the Investment Company Act of 1940. The Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 16.6% at January 31, 2000). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund commenced operations on May 30, 1996.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

          (A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

          (B) Investment Income and Dividends to Shareholders. The Fund earns income daily,net of Portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

          (C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

          Domini Institutional Social Equity Fund / Notes to Financial
                            Statements--(Continued)
                          January 31, 2000 (unaudited)


         (D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated daily pro rata among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

         (A) Manager. The Index Portfolio has retained Domini Social Investments LLC ("DSIL" or the Manager) to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services,overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Index Portfolio's average daily net assets. Until December 1, 1999, DSIL waived its fee to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio. For the six months ended January 31, 2000, DSIL waived its management fees totalling $47,176.

         (B) Submanager. Mellon Equity provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Mellon Equity does not determine the composition of the Domini Social Index.

         (C) Sponsor. Pursuant to a Sponsorship Agreement, DSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by DSIL to the Index Portfolio under the Management Agreement, DSIL answers questions from the general public and the media regarding the composition of the Domini Social Index and the securities holdings of the Index Portfolio. For these services and facilities, DSIL receives fees computed and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund. Currently, DSIL is reducing its fee to the extent necessary to keep the aggregage annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.30% of the average daily net assets of the Fund. This waiver is voluntary and may be reduced or terminated at any time. For the six months ended January 31, 2000, DSIL to waived its sponsorship fee in the amount of $161,976.

               Domini Institutional Social Equity Fund/Notes to
                       Financial Statements--(Continued)
                          January 31, 2000 (unaudited)


         (D) Other. Certain officers of the Fund are also officers of the transfer agent, FSSI. Total fees paid to FSSI for the six months ended January 31, 2000 were approximately $10,000.

3. INVESTMENT TRANSACTIONS.

Additions and reductions in the Fund's investment in the Portfolio for the six months ended January 31,2000 aggregated $49,293,578 and $13,224,047,respectively.

Domini Social Investments LLC
P.O. Box 60494
King of Prussia, PA 19406-0494
800-762-6814
www.domini.com



Portfolio Investment Manager                 Portfolio Investment
and Fund Sponsor:                            Submanager:
Domini Social Investments LLC                Mellon Equity Associates
11 West 25th Street, 7th Floor               Pittsburgh, PA
New York, NY 10010

Custodian:                                   Legal Counsel:
Investors Bank &                             Bingham Dana LLP
Trust Company                                Boston, MA
Boston, MA

Distributor:                                 Transfer Agent:
DSIL Investment Services LLC                 PFPC Global Fund Service
11 West 25th Street, 7th Floor               King of Prussia, PA
New York, NY 10010
800-762-6814

Domini [GRAPHIC]
-----------------------
SOCIAL INVESTMENTS/SM/


P.O.Box 60494
King of Prussia, PA 19406-0494

800-582-6757
www.domini.com













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